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                                                                    Exhibit 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


The Board of Directos
Calypte Biomedical Corporation:

We consent to the use of our report incorporated hereon by reference and to the reference to our firm under the heading "Experts" in the Prospectus.



                                               /s/  KPMG Peat Marwick LLP


San Francisco, California
October 20, 1997